SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 1-15497

Date of Report: August 18, 2010

Maydao Corporation
(Exact name of registrant as specified in its charter)

Utah	87-0301924
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4804 Skycrest Park Cove, Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

801-531-0404
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Effective August 15, 2010, Maydao Corporation has re-located.

The new corporate head office address for the Company is as follows:

Maydao Corporation	or	Mailing Address:
4804 Skycrest Park Cove		P.O. Box 58228
Salt Lake City, Utah		Salt Lake City, Utah
USA 84108		USA, 84158
Telephone: 801 531 0404
Fax: 801 531 0707
Website: www.maydao.com
Email: info@maydao.com
OTCBB: MYDO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 2010	Maydao Corporation

	By:	/s/ Paul Roszel
Paul Roszel, President and Chairman of the Board of Directors